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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      February 25, 2005
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                                 ACCESSITY CORP.
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             (Exact name of registrant as specified in its charter)


          New York                    0-21467                    11-2750412
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


          3200 University Drive, Suite 201
          Coral Springs, FL                                         33065
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        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (954) 752-6161
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                          12514 West Atlantic Boulevard
                             Coral Springs, FL 33071
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 3, 2005, the Registrant entered into the First Amendment to the Employment Agreement (the "First Amendment") with Barry Siegel extending the term of the initial Employment Agreement dated January 30, 2002 for the period January 1, 2005 through December 31, 2007. The First Amendment is filed herein as Exhibit 10.1.

On March 3, 2005, the Registrant entered into the Second Amendment to the Employment Agreement (the "Second Amendment") with Philip Kart extending the term of the initial Employment Agreement dated February 22, 2002 for the period January 1, 2005 through December 31, 2005. The Second Amendment is filed herein as Exhibit 10.2.


ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In May 2002, we entered into a lease for our corporate headquarters, where we were the sole occupant of the building at 12514 West Atlantic Boulevard, Coral Springs, Florida, 33071. The space consisted of approximately 7,300 square feet of office space. The lease commenced in October 2002, and was for a five and a half year term. This property was owned and operated by B & B Lakeview Realty Corp., two shareholders, Barry Siegel and Ken Friedman, are members of the Company's Board of Directors and a third, Barry J. Spiegel, was formerly a member of the Board of Directors.

Pursuant to a Lease Termination Agreement dated February 25, 2005 the "Lease Termination Agreement"), at the Company's request, the Landlord agreed to sell the building and permit us to terminate this lease on January 14, 2005, in exchange for the Company reimbursing the Landlord for the prepayment penalty that the Landlord incurred due to the early pay off of its mortgage loan equal to approximately $25 Thousand. These fees paid to the Landlord equaled far less than the Company's liabilities pursuant to the lease. The Lease Termination Agreement is filed herein as Exhibit 10.3.


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The Company received a Nasdaq Staff Determination dated February 7, 2005, indicating that the Company had failed to meet the annual meeting requirement as set forth in Nasdaq Marketplace Rule 4350(e) and that its securities are, therefore, subject to delisting from The Nasdaq SmallCap Market. The Company requested a hearing before the Nasdaq Listing Qualifications Panel to review the Staff Determination which stayed the delisting process. The Company held on February 28, 2005 its Annual Meeting of Shareholders. This press release is filed herein as Exhibit 99.1.

On March 2, 2005 Nasdaq informed the Company that since holding its Annual Meeting of Shareholders on February 28, 2005, it is in full compliance with all Nasdaq requirements for continued listing on the Nasdaq SmallCap Market and therefore, the hearing scheduled for March 10, 2005 before the Nasdaq Listing Qualifications Panel has been deemed moot and the hearing file has been closed. This press release is filed herein as Exhibit 99.2.



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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c)      List of Exhibits
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           10.1     First Amendment to the Employment Agreement dated March 3,
                    2005 between the Registrant and Barry Siegel

           10.2 Second Amendment to the Employment Agreement dated March 3, 2005 between the Registrant and Philip Kart.

           10.3 Lease Termination Agreement dated February 25, 2005 between Accessity Corp. and B & B Lakeview Realty Corp.

           99.1 Press release dated February 28, 2005 entitled: "ACCESSITY HOLDS ANNUAL MEETING OF SHAREHOLDERS AND PASSES ALL PROPOSALS RELATED TO THE SHARE EXCHANGE AGREEMENT"

           99.2 Press release dated March 2, 2005 entitled: "NASDAQ TERMINATES DELISTING ACTION, ACCESSITY TO REMAIN LISTED ON THE NASDAQ SMALLCAP MARKET"











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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            Accessity Corp.



                                            By: /s/ Barry Siegel
                                                -----------------------------
                                                Name:  Barry Siegel
                                                Title: Chairman of the Board,
                                                       President and Chief
                                                       Executive Officer


Date:  March 3, 2005


















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                                INDEX OF EXHIBITS
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           10.1     First Amendment to the Employment Agreement dated March 3,
                    2005 between the Registrant and Barry Siegel

           10.2 Second Amendment to the Employment Agreement dated March 3, 2005 between the Registrant and Philip Kart.

           10.3 Lease Termination Agreement dated February 25, 2005 between Accessity Corp. and B & B Lakeview Realty Corp.

           99.1 Press release dated February 28, 2005 entitled: "ACCESSITY HOLDS ANNUAL MEETING OF SHAREHOLDERS AND PASSES ALL PROPOSALS RELATED TO THE SHARE EXCHANGE AGREEMENT"

           99.2 Press release dated March 2, 2005 entitled: "NASDAQ TERMINATES DELISTING ACTION, ACCESSITY TO REMAIN LISTED ON THE NASDAQ SMALLCAP MARKET"


















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